UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 31, 2008

RAINMAKER SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-28009	33-0442860
(Commission File Number)	(IRS Employer Identification No.)

900 East Hamilton Ave. Campbell, CA	95008
(Address of principal executive offices)	(Zip Code)

(408) 626-3800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On December 31, 2008, Rainmaker Systems, Inc. entered into amendments to the employment agreements of Michael Silton, Chief Executive Officer, Steve Valenzuela, Chief Financial Officer, Phil Johnson, Vice President – Human Resources, and Mark de la Vega, Senior Vice President of Products, principally designed to make such agreements comply with Code Section 409A of the Internal Revenue Code and the regulations issued thereunder. Copies of these amendments are filed herewith as exhibits.

Section 9 — Financial Statements and Exhibits

Item 9.01 — Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Amendment of Employment Agreement, effective as of January 1, 2009, between Rainmaker Systems, Inc., and Michael Silton.

99.2	Amendment of Employment Agreement, effective as of January 1, 2009, between Rainmaker Systems, Inc., and Steve Valenzuela.

99.3	Amendment of Employment Agreement, effective as of January 1, 2009, between Rainmaker Systems, Inc., and Phil Johnson.

99.4	Amendment of Employment Agreement, effective as of January 1, 2009, between Rainmaker Systems, Inc., and Mark de la Vega.

SIGNATURES*

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RAINMAKER SYSTEMS, INC.
(Registrant)

January 7, 2009	/s/ Steve Valenzuela
Date	(Signature)

By: Steve Valenzuela Title: Chief Financial Officer